CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,   George  R.   Aylward,   President  of  Phoenix   Equity  Series  Fund  (the
     "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  May 4, 2007                            /s/ George R. Aylward
     -------------------------------         -----------------------------------
                                             George R. Aylward, President
                                             (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Equity Series Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   May 4, 2007                              /s/ W. Patrick bradley
     -------------------------------            --------------------------------
                                                W. Patrick  Bradley,  Chief
                                                Financial Officer and Treasurer
                                                (principal financial officer)